Exhibit 2

                          BILL BARRETT CORPORATION

                             LOCK-UP AGREEMENT

                              December 6, 2004

Goldman, Sachs & Co.
J.P.  Morgan Securities
Lehman Brothers Inc.
Credit Suisse First Boston LLC
Morgan Stanley & Co. Incorporated
Petrie Parkman & Co., Inc.
First Albany Capital Inc.
Howard Weil Incorporated
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

     Re:  Bill Barrett Corporation - Lock-Up Agreement
          --------------------------------------------

Ladies and Gentlemen:

     The undersigned understands that you, as representatives (the "Representatives"), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Bill Barrett Corporation, a Delaware corporation (the "Company"), providing for a public offering of the Common Stock, par value $0.001 per share, of the Company (the "Shares") pursuant to a Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the "SEC").

     In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the "Lock-Up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock of the Company, or any options or warrants to purchase any shares of Common Stock of the Company, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock of the Company, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively the "Undersigned's Shares").

     The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the public offering date set forth on the final prospectus used to sell the Shares (the "Public Offering Date") pursuant to the Underwriting Agreement; provided, however, that if
(1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or
(2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. waives, in writing, such extension.

     The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 14 of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

     The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Undersigned's Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Undersigned's Shares.

     Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, (ii) by will or intestacy, (iii) to any trust, partnership or limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iv) to a spouse, former spouse, child or other dependent pursuant to a domestic relations order or an order of a court of competent jurisdiction, (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv) above, (vi) if the undersigned is an executive officer of the Company and his or her terms of employment so provide, to the Company upon his or her death or disability or termination of his or her employment, and
(vii) with the prior written consent of Goldman, Sachs & Co. on behalf of the Underwriters. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In the case of any disposition, distribution, transfer or sale pursuant to clauses (i) through (vi), each donee, trustee, distributee or transferee shall agree to be bound in writing by the restrictions set forth herein and in the case of any disposition, distribution, transfer or sale pursuant to clause (i) through
(v), any such transfer shall not involve a disposition for value. In addition, notwithstanding the foregoing, if the undersigned is a corporation, partnership or limited liability company, the corporation, partnership or limited liability company may transfer the Undersigned's Shares to any affiliated entity of such corporation, partnership or limited liability company; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such securities subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such securities except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) through (vii) above or in the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Agreement.

     Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Spear, Leeds & Kellogg LLC and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                            Very truly yours,

                                            GS Capital Partners 2000, L.P.

                                            By:  GS Advisors 2000, L.L.C.,
                                                 its General Partner

                                            --------------------------------
                                            Exact Name of Shareholder

                                            /s/ John E. Bowman
                                            --------------------------------
                                            Authorized Signature

                                            Vice President
                                            --------------------------------
                                            Title
transfer of such securities except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) through (vii) above or in the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable
title  to  the  Undersigned's   Shares,   free  and  clear  of  all  liens,
encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Agreement.

     Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Spear, Leeds & Kellogg LLC and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                      Very truly yours,

                                      GSCP 2000 Offshore BBOG Holding, L.P.

                                      By:  GS Capital Partners 2000 Offshore,
                                           L.P.,
                                           its General Partner

                                      By:  GS Advisors 2000, L.L.C.,
                                           its General Partner


                                      --------------------------------
                                      Exact Name of Shareholder

                                      /s/ John E. Bowman
                                      --------------------------------
                                      Authorized Signature

                                      Vice President
                                      --------------------------------
                                      Title
transfer of such securities except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) through (vii) above or in the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Agreement.

     Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Spear, Leeds & Kellogg LLC and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                         Very truly yours,

                                         GSCP 2000 GmbH BBOG Holding, L.P.

                                         By:  GSCP 2000 GmbH BBOG Holding I,
                                              its General Partner


                                         --------------------------------
                                         Exact Name of Shareholder

                                         /s/ John E. Bowman
                                         --------------------------------
                                         Authorized Signature

                                         Vice President
                                         --------------------------------
                                         Title
transfer of such securities except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) through (vii) above or in the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Agreement.

     Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Spear, Leeds & Kellogg LLC and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                     Very truly yours,

                                     GS Capital Partners 2000 Employee Fund,
                                     L.P.

                                     By:  GS Employee Funds 2000 GP, L.L.C.,
                                          its General Partner


                                     --------------------------------
                                     Exact Name of Shareholder

                                     /s/ John E. Bowman
                                     --------------------------------
                                     Authorized Signature

                                     Vice President
                                     --------------------------------
                                     Title
transfer of such securities except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) through (vii) above or in the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Agreement.

     Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Spear, Leeds & Kellogg LLC and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                    Very truly yours,

                                    Goldman Sachs Direct Investment Fund
                                    2000, L.P.

                                    By:  GS Employee Funds 2000 GP, L.L.C.,
                                         its General Partner


                                    -----------------------------------
                                    Exact Name of Shareholder

                                    /s/ John E. Bowman
                                    -----------------------------------
                                    Authorized Signature

                                    Vice President
                                    -----------------------------------
                                    Title
transfer of such securities except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) through (vii) above or in the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Agreement.

     Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Spear, Leeds & Kellogg LLC and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                             Very truly yours,

                                             Stone Street BBOG Holding


                                             -------------------------------
                                             Exact Name of Shareholder

                                             /s/ John E. Bowman
                                             -------------------------------
                                             Authorized Signature

                                             Vice President
                                             -------------------------------
                                             Title
transfer of such securities except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value. The undersigned now has, and, except as contemplated by clause (i) through (vii) above or in the immediately preceding sentence, for the duration of this Lock-Up Agreement will have, good and marketable
title  to  the  Undersigned's   Shares,   free  and  clear  of  all  liens,
encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

     It is understood that, if the Company notifies the Underwriters that it does not intend to proceed with the offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares, the undersigned will be released from the undersigned's obligations under this Lock-Up Agreement.

     Notwithstanding anything herein to the contrary, Goldman, Sachs & Co., Spear, Leeds & Kellogg LLC and their respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

                                           Very truly yours,

                                           Stone Street Fund 2000, L.P.

                                           By:  Stone Street 2000, L.L.C.,
                                                its General Partner


                                           -------------------------------
                                           Exact Name of Shareholder

                                           /s/ John E. Bowman
                                           -------------------------------
                                           Authorized Signature

                                           Vice President
                                           -------------------------------
                                           Title